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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-68589) of U.S. Trust Corporation Employee Stock Purchase Plan of our report dated March 15, 2000, relating to the financial statements, which appear in this Annual Report on Form 11-K for the fiscal year ended December 31, 1999.



                                                      PricwaterhouseCoopers LLP
New York, New York
March 30, 2000